1 B. Riley & Company 18th Annual Investor Conference May 25, 2017 Presenters: Per Loof – Chief Executive Officer William M. Lowe, Jr. EVP & Chief Financial Officer

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. 2

3 TOKIN Acquisition Closure

4 “The Deal” Cash Facts  Cost of acquiring TOKIN  $104M o $50M in 2013 o $54M now  100% of TOKIN cash  $165M  Used $52.5 to pay down debt post closing  Combined cash after closing, refinance & debt reduction  $216M

5 TOKIN OVERVIEW Founded: April 8, 1938 • 5,348 employees • 978 in Japan 6 manufacturing locations • Japan (3) • Thailand • Vietnam • China • Capacitors  Tantalum Polymer (NeoCap)  Supercapacitors • Electromagnetic Compatibility (EMC)  Power Inductors  Ferrite Cores  Transformers  Noise Suppression sheets • Sensors & Actuators  Piezoelectric Actuators  Current & Temperature Sensors

High-Yield Bonds Refinanced 1) Fund redemption of all outstanding $353 million 10.5% Senior notes due 2018 2) Repaid outstanding amount on revolver of $34 million 3) New Term Loan: $345M US$ Rate = LIBOR + 600 bps $13M / year interest savings 5% annual principal amortization Matures April 28, 2024

Company Overview

Post TOKIN Acquisition

Electronic Components KEMET CHARGED.

- Global manufacturer of tantalum, multilayer ceramic, solid and electrolytic, aluminum and film and paper capacitors, electro magnetic capability devices, and sensors and actuators
- 24 manufacturing plants located in North America, Europe and Asia
- employees worldwide (15,000+)
  - USA 618 Mexico 5,398 Japan 978
  - Asia 6,428 Europe 1,580
- Recognized as the "Easy to buy from Company" (ETBF) and "Easy to design in" (E2Di)




Granna & Farjestaden, Sweden
Suomussalmi, Finland
Kyustendil, Bulgaria
Skopje, Macedonia
Pontecchio, Italy
Evora, Portugal
Carson City, NV
Simpsonville
Ciudad Victoria, Monterrey & Matamoros, Mexico
Toyama, Japan
Sendai, Japan
Shiroishi, Japan
Anting, China
Suzhou, China
Xiamen, China
Bang Pakong, Thailand
Biên Hòa, Vietnam
Batam, Indonesia

Combined Company Product Overview

Electronic Components KEMET CHARGED.

	Capacitors (KEMET/TOKIN)	Electro-Magnetic compatible Devices (TOKIN)	Sensors / Actuators (TOKIN)
Market Segment / Selected Application Detail	• Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety/HID lighting • Military/Aerospace – Avionics/Comm • Downhole drilling • Medical • Motor Start & Drives • Renewable Energy – Power Inverters • Consumer/Industrial – Power Supplies	• Computer - Notebook PCs/Servers • Telecom Infrastructure • Gaming • Automotive - Infotainment • Telecom Infrastructure • Consumer – Battery chargers/AC adapters/Power supply • Mobile phones	• Industrial • Consumer Appliances – Refrigerators, inductive Cooking, and Air conditioning • Automotive – Power supply • Consumer – Power supply • Medical
Market Demand	• **Tantalum (Polymer/Mno2):** high reliability and high capacitance. (Tablets / laptops and high reliability applications) • **Ceramic**: smaller capacitance and smaller sizes • **DC film**: high current per capacitance. Ability to withstand wide temperature ranges in harsh environment • **Supercapacitors**: Rapid charging and approaching infinite charge/discharge cycles (Internal clock/Smart meters/Test equipment applications)	• **Inductors**: Low frequency pass through inductor / High frequency pass through Capacitor • **Filters**: Reduces electro magnetic interference • **Flex suppressors**: Absorbs electromagnetic noise and converts it into heat	• **Current sensors**: Designed to detect AC/DC or leakage current through magnetic field • **Thermal sensors**: Designed to shutdown electric equipment when a specific temperature is exceeded. • **Piezo Actuators**: Converts electrical energy into mechanical energy (precision Stepper Motors/Microscopes applications)

8

9 KEMET/TOKIN by segment, region, channel (Est. Q1FY18 sales) ChannelSegment Region Telecom 14% Computer 19% Consumer 10% Ind/Light 26% Automotive 17% Def/Med 9% Other 4% Product Film and Electrolytics 16.8% Ceramics 21.5% Tantalum/Polymer 42.3% EMC 15.2% S&A 4.2% Japan 15% Asia 41% Americas 22% EMEA 22% Dist / Agent 41% OEM 44% EMS 15%

10 KEMET/TOKIN Market Share Tantalum / Polymer (est. $1.3B)* KEMET 27.2% TOKIN 7.6% AVX 30.0% Sanyo 12.0% Others 23.2% 34.8% * Management estimates

11 Market Trends

12 Semiconductor Industry vs. Capacitor Industry Billion US$ $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 CY1 3 Q 1 Q 2 Q 3 Q 4 CY1 4 Q 1 Q 2 Q 3 Q 4 CY1 5 Q 1 Q 2 Q 3 Q 4 CY1 6 Q 1 Q 2 Q 3 Q 4 C A P A CITOR IND U S T R Y Capacitors Semiconductors Sources: WSTS Rpt. (act/est CY16 Q4, October ‘16), WCTS Rpt. (actual CY16 Q3) & KEMET Sales (actual CY16 Q4, December ‘16)

13 Critical for Success: Distribution Trends *Data as of the end of Q4FY17 Asia Increases: 4 Local Distributors – MnO2 Stocking Best POS for FY17 - Up 5% Q/Q (9% Q-Y/Y)Best POA for FY17 Up 16% Q/Q (20% Q –Y/Y) CE MnO2 Poly Film Al TOK $- $20 $40 $60 $80 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY16 FY17 M ill io n s INVENTORY $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY16 FY17 POA AME EMEA ASIA $25 $30 $35 $40 $45 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY16 FY17 POS $- $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY16 FY17 POS BY PRODUCT

14 Revenues Distribution From concept to first demo in 4 Months Project remains on track, ”Alpha 2” demo @ EDS Beta – User Acceptance Testing to commence in July “…Industry Leading…” $757.8M 5 Quarters of sequential growth TOK 4% +$6.2 M 19% $12.8 1% $1.6 8% $5.2 4% $0.7 48% $1.8 6.2% Y/YPOS$ POA$ 15.6% Y/Y INV$ No Inventory Increase 3.1% Y/Y FY17 Global Sales KEMET (excluding TOKIN)

15 6.2% Y/Y FY17 Highlights - Distribution POS$ 2.4% Unique Customers – (Now over 130K with top 4 ) POA$ 15.6% Y/Y INV$ No Inventory Increase 12.3% Unique PN Sold 8.2% Y/YPOS$ Growth with Balanced POA/POS Growth in the High Service Channel Longer and Taller ”Tail” From concept to first demo in 4 Months Project remains on track, ”Alpha 2” demo @ EDS (May) Beta – User Acceptance Testing to commence in July “…Industry Leading…” TOK 4% +$6.2M 19% $12.8 1% $1.6 8% $5.2 4% $0.7 48% $1.8 TOK 7% +$1.5 9% $0.5 4% $0.5 18% $0.9 14% $0.5 60% $0.8

16 Sales Strategy Head 50% of Revenue < 1,000 Customers Long Tail 50% of Revenue > 180,000 Customers

17 Sales Strategy • Direct engagements • Design in and Solution selling – • Balanced Pipeline of opportunities Head 50% of Revenue < 1,000 Customers

18 Sales Strategy • Make more products available and easy to find • Channel Focus – Leverage our strong position • ”Using bits to sell atoms” – KEMET’s Digital Engagement Platform Long Tail 50% of Revenue > 180,000 Customers

19 Sales Strategy Long Tail Apps Engineering Center On Line Simulation Search API Stream Content Quoting & Pricing Mgmt DIGITAL ENGAGEMENT PLATFORM “…Industry leading” Discovery Decision Close

20 1990’s Information Flow Teams & Business Response Today Over 50,000 Items quoted every month - Globally (and Growing) Speed Wins – Offer the Right Price Faster System Integration AI providing IA Data Mining Analytics Seamless Digital Collaboration Machine Learning BI Software Connected API To further leverage our ”Easy To Buy From” reputation, our channel management processes need to be faster, smarter and more collaborative.

21 Looking Ahead

22 Next 10 years Major Drivers More Personal Smartphone, TVs, Medical, Consumer Devices, PCs Big Data Computer, Communication, Medical Infrastructure Energy Efficiency Automotive, Industrial, Consumer Uberization Seamless Digital Experience

PEOPLE ADJACENCY 2.0 M&A ATOMS & BITS Looking Ahead

Summary Financial Information

Income Statement Highlights U.S. GAAP (Unaudited) (Amounts in thousands, except percentages and per share data) FY 2017 FY 2016 Net sales $ 757,791 $ 734,823 Gross margin $ 186,112 $ 163,280 Gross margin as a percentage of net sales 24.6% 22.2% Selling, general and administrative $ 107,868 $ 101,446 SG&A as a percentage of net sales 14.2% 13.8% Operating income (loss) $ 34,540 $ 32,326 Net income (loss) $ 47,989 $ (53,629) Per share data: Adjusted net income (loss) - basic $ 1.03 $ (1.17) Adjusted net income (loss) - diluted $ 0.87 $ (1.17) Weighted avg. shares - basic 46,552 46,004 Weighted avg. shares - diluted 55,389 46,004 25

Income Statement Highlights Non-GAAP (Unaudited) (Amounts in thousands, except percentages and per share data) FY 2017 FY 2016 Net sales $ 757,791 $ 734,823 Adjusted Gross margin $ 187,923 $ 165,931 Adjusted gross margin as a percentage of net sales 24.8% 22.6% Adjusted selling, general and administrative $ 93,952 $ 88,354 Adjusted SG&A as a percentage of net sales 12.4% 12.0% Adjusted operating income (loss) $ 66,548 $ 52,816 Adjusted net income (loss) $ 23,916 $ 8,917 Adjusted EBITDA $ 105,255 $ 91,144 Per share data: Adjusted net income (loss) - basic $ 0.51 $ 0.19 Adjusted net income (loss) - diluted $ 0.43 $ 0.17 Weighted avg. shares - basic 46,552 46,004 Weighted avg. shares - diluted 55,389 51,436 26

Quarterly Financial Summary U.S. GAAP (Unaudited) 27 1. TOKIN results exclude the EMD business which was sold on April 14, 2017. 2. Net sales include sales between KEMET and TOKIN of $5.0 million, $7.0 million, $7.2 million and $6.2 million for the quarters ended June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively. Upon acquisition, inter-company sales will be eliminated.

Financial Trends Cash and Cash Equivalents (Unaudited) 28 1. TOKIN results exclude the EMD business which was sold on April 14, 2017.

Forecast Assumptions Net Sales l Total Net Sales projected to grow at a 2.2% CAGR from FY 2017 to FY 2022 Forecast does not include increase potential market synergies from cross selling Gross Margin l Combined Gross Margin projected to expand from 23.6% in FY 2017 to 26.5% in FY 2022 Adjusted EBITDA l Total Adjusted EBITDA (excluding unrealized synergies) projected to grow at a 7.8% CAGR from FY 2017 to FY 2022. Depreciation expense approximately $57 million prior to purchase accounting effects. Synergies l Synergies of $11.3 million, $11.0 million and $8.4 million achieved in FY 2018, FY 2019 and FY 2020, respectively l One-time equivalent cash costs to achieve overhead reductions of $9 million, $7 million and $4 million in FY 2018, FY 2019 and FY 2020, respectively Other Cash Flow Items l Capital expenditures projected to increase to support increased production capacity to meet additional demand, primarily for polymer products l Working capital projected to remain consistent as a percentage of Net Sales 29

Forecasted Financials 30 $769 $792 $815 $340 $360 $392 $- $200 $400 $600 $800 $1,000 $1,200 F Y 2 0 1 8 F Y 2 0 1 9 F Y 2 0 2 0 $ IN M ILL IO N S NET SALES KEMET TOKIN Sales includes ~ $25M/year of intercompany sales.

Forecasted Financials 31 $113 $116 $127 $37 $45 $55 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 F Y 2 0 1 8 F Y 2 0 1 9 F Y 2 0 2 0 $ IN M ILL IO N S ADJUSTED EBITDA KEMET TOKIN

Forecasted Financials 32 $44 $44 $44 $- $10 $20 $30 $40 $50 F Y 2 0 1 8 F Y 2 0 1 9 F Y 2 0 2 0 $ IN M ILL IO N S CAPITAL EX PENDITURES

Forecasted Credit Statistics 33

QUESTIONS

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages) 2017 2016 Net sales $ 757,791 $ 734,823 Cost of sales $ 571,679 $ 571,543 Gross margin (U.S. GAAP) $ 186,112 $ 163,280 Gross margin as a percentage of net sales 24.6% 22.2% Adjustments: Stock-based compensation expense 1,384 1,418 Plant start-up costs 427 861 Plant shut-down costs — 372 Adjusted gross margin (non-GAAP) $ 187,923 $ 165,931 Adjusted gross margin as a percentage of net sales 24.8% 22.6% 36

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages) 2017 2016 Net sales $ 757,791 $ 734,823 Selling, general and administrative expenses (U.S. GAAP) $ 107,868 $ 101,446 Selling, general, and administrative as a percentage of net sales 14.2% 13.8% Less adjustments: ERP integration costs/IT transition costs 7,045 5,677 Stock-based compensation expense 3,130 3,162 Legal expenses related to antitrust class actions 2,640 3,041 NEC TOKIN investment related expenses 1,101 900 Pension plan adjustment — 312 Adjusted selling, general and administrative expenses (non-GAAP) $ 93,952 $ 88,354 Adjusted selling, general, and administrative as a percentage of net sales 12.4% 12.0% 37

Adjusted Operating Income Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands) 2017 2016 Operating income (loss) (U.S. GAAP) $ 34,540 $ 32,326 Adjustments: ERP integration costs/IT transition costs 7,045 5,677 Stock-based compensation expense 4,720 4,774 Restructuring charges 5,404 4,178 Legal expenses related to antitrust class actions 2,640 3,041 NEC TOKIN investment related expenses 1,101 900 Net (gain) loss on sales and disposals of assets 392 375 Plant start-up costs 427 861 Plant shut-down costs — 372 Pension plan adjustment — 312 Write down of long-lived assets 10,279 — Adjusted operating income (loss) (non-GAAP) $ 66,548 $ 52,816 38

Adjusted Net Income (Loss) and Adjusted EBITDA Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands) 2017 2016 Net income (loss) (U.S. GAAP) $ 47,989 $ (53,629) Adjustments: Change in value of TOKIN options (10,700) 26,300 Net foreign exchange (gain) loss (3,758) (3,036) ERP integration costs/IT transition costs 7,045 5,677 Stock-based compensation 4,720 4,774 Income tax effect of non-GAAP adjustments (741) 652 Restructuring charges 5,404 4,178 Legal expenses related to antitrust class actions 2,640 3,041 TOKIN investment related expenses 1,101 900 Amortization included in interest expense 761 859 Equity (gain) loss from TOKIN (41,643) 16,406 Net (gain) loss on sales and disposals of assets 392 375 Write down of long-lived assets 10,279 — Income tax effect of pension curtailment — 875 Plant start-up costs 427 861 Plant shut-down costs — 372 Pension plan adjustment — 312 Adjusted net income (loss) (non-GAAP) $ 23,916 $ 8,917 Adjusted net income (loss) per share - basic $ 0.51 $ 0.19 Adjusted net income (loss) per share - diluted $ 0.43 $ 0.17 Adjusted EBITDA (non-GAAP) $ 105,255 $ 91,144 Weighted avg. shares - basic 46,552 46,004 Weighted avg. shares - diluted 55,389 51,436 39

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands) 2017 2016 Net income (loss) (U.S. GAAP) $ 47,989 $ (53,629) Interest expense, net 39,731 39,591 Income tax expense (benefit) 4,290 6,006 Depreciation and amortization 37,338 39,016 EBITDA (non-GAAP) 129,348 30,984 Excluding the following items Change in value of TOKIN options (10,700) 26,300 Net foreign exchange (gain) loss (3,758) (3,036) ERP integration costs/IT transition costs 7,045 5,677 Stock-based compensation 4,720 4,774 Restructuring charges 5,404 4,178 Legal expenses related to antitrust class actions 2,640 3,041 TOKIN investment related expenses 1,101 900 Equity (gain) loss from TOKIN (41,643) 16,406 Net (gain) loss on sales and disposals of assets 392 375 Write down of long-lived assets 10,279 — Plant start-up costs 427 861 Plant shut-down costs — 372 Pension plan adjustment — 312 Adjusted EBITDA (non-GAAP) $ 105,255 $ 91,144 40

Forecast: Non-GAAP Reconciliation 41 A reconciliation of net income to Adjusted EBITDA as projected for 2018, 2019 and 2020 is not provided. KEMET does not forecast net income as we cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components include net foreign exchange (gain) loss, further restructuring and other income or charges incurred in 2018, 2019 or 2020 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our projected effective tax rate. All of these components could significantly impact such financial measures. Further, in the future, other items with similar characteristics to those currently included in Adjusted EBITDA that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact adjusted EBITDA.